                                                                    EXHIBIT 99.1

                         SECURITIES PURCHASE AGREEMENT
                         -----------------------------

          THIS SECURITIES PURCHASE AGREEMENT is made as of the 27th day of January, 1999, by and among U.S. Bioscience, Inc., a Delaware corporation ("USB"), and the several purchasers listed on SCHEDULE I hereto (such purchasers
                                              ----------
being herein referred to individually as a "Purchaser" and collectively as the "Purchasers").

          WHEREAS, the Purchasers desire to purchase from USB, and USB desires to sell to the Purchasers certain shares of USB's common stock and certain warrants to purchase USB's common stock, on the terms and subject to the conditions set forth in this Agreement.

          NOW, THEREFORE, in consideration of the covenants and obligations expressed herein, and intending to be legally bound, the parties agree as follows:

     1.    PURCHASE AND SALE OF STOCK AND WARRANTS.
           ---------------------------------------

          1.1  SALE AND ISSUANCE OF COMMON STOCK AND WARRANTS.  Subject to the
               ----------------------------------------------
terms and conditions of this Agreement, each Purchaser agrees to purchase and USB agrees to sell and issue to each Purchaser, for the amount set forth opposite the name of such Purchaser in SCHEDULE I hereto under the heading
                                       ----------
"Purchase Price" (the "Purchase Price"), (a) the number of shares of USB's Common Stock, $.01 par value (the "Common Stock"), set forth opposite the name of such Purchaser in SCHEDULE I hereto under the heading "Shares" (the "Shares")
                     ----------
and (b) a warrant in substantially the form attached hereto as Exhibit A (a
                                                               ---------
"Warrant") to purchase that number of shares of USB's Common Stock set forth opposite the name of such Purchaser in SCHEDULE I hereto under the heading
                                       ----------
"Warrant Shares" (the "Warrant Shares").

          1.2  CLOSING.  The closing for the purchase and sale of the Shares and
               -------
the Warrants (the "Closing") shall take place at the offices of USB, One Tower Bridge, 100 Front Street, West Conshohocken, Pennsylvania 19428, at 2:00 p.m., Philadelphia time, on the business day after the date on which the conditions set forth in ARTICLES 4 and 5 shall be satisfied or duly waived, or if USB and the Purchasers mutually agree on a different date, the date upon which they have mutually agreed (the "Closing Date"). At the Closing, USB shall issue and deliver to each Purchaser a certificate registered in the name of such Purchaser representing the Shares being purchased by such Purchaser hereunder and shall deliver a Warrant to purchase the number of Warrant Shares being purchased by such Purchaser hereunder, against delivery to USB by such Purchaser of such Purchaser's Purchase Price, by wire transfer in immediately available funds to USB's account pursuant to the written wire transfer instructions previously supplied to the Purchasers.

2.  REPRESENTATIONS, WARRANTIES AND COVENANTS OF USB.  USB hereby represents and
    ------------------------------------------------
warrants to the Purchasers that, except as set forth in the Disclosure Schedules attached hereto and made a part hereof (the "Schedules"):

          2.1  ORGANIZATION AND GOOD STANDING.  USB is a corporation duly
               ------------------------------
organized, validly existing and in good standing under the laws of the State of Delaware and has all requisite corporate power and authority under its Certificate of Incorporation and Bylaws to own and operate its properties and assets and to carry on its business as now conducted.

          2.2  AUTHORIZATION.  USB has the corporate power and authority to
               -------------
execute, deliver and perform this Agreement and the Warrants and to issue and sell the Shares and the Warrant Shares. The execution, delivery and the performance of this Agreement and the Warrants by USB and the issuance and delivery of the Shares and the Warrant Shares have been duly authorized by all necessary corporate action on the part of USB. USB is duly qualified to transact business and is in good standing in each jurisdiction in which the failure so to qualify would have a material adverse effect on its business, properties or financial condition. This Agreement and the Warrants constitute valid and legally binding obligations of USB, enforceable against USB in accordance with their respective terms, except as such may be limited by bankruptcy, insolvency or other similar laws affecting the enforcement of creditors' rights in general and by general principles of equity.

          2.3  VALID ISSUANCE OF SHARES.  The Shares and the Warrant Shares,
               ------------------------
when issued, sold and delivered in accordance with the terms hereof and the terms of the Warrants, respectively, will be duly and validly issued, fully paid and nonassessable, free and clear of any liens, charges, claims or encumbrances and, except as provided in this Agreement and the Warrants, will not be subject to restrictions on transfer arising through USB.

          2.4  GOVERNMENT CONSENTS.
               -------------------

          (a) Except for any applicable state securities laws, no consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any federal, state or local governmental authority, is required on the part of USB, nor is any waiver, consent or approval of any third party (other than the listing of the Shares and Warrant Shares on the American Stock Exchange) required to be obtained by USB, in connection with USB's valid execution, delivery or performance of this Agreement and the Warrants.

          (b) USB shall have made any filings required to be made under applicable state securities laws in connection with the transactions contemplated by this Agreement, within the applicable stipulated statutory period before or after the sale of the Shares and the Warrants hereunder, and shall have obtained such consents or approvals to issue the Shares and the Warrants as may be required pursuant to such laws.

          2.5  LITIGATION.  There is no action, suit, proceeding or
               ----------
investigation pending or currently threatened against USB which questions the validity of this Agreement, the Warrants or the right of USB to enter into it or to consummate the transactions contemplated hereby. Except as disclosed on
SCHEDULE 2.5 or in the SEC Filings (as defined in SECTION 2.7), there is no
------------
action, suit, proceeding or investigation pending or currently threatened which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would materially adversely affect the business, properties, operations, financial condition, income or business prospects of USB and its subsidiaries, taken as a whole, as presently being conducted. To the knowledge of USB, there does not exist any basis for any such action, suit, investigation or proceeding.

          2.6  COMPLIANCE WITH OTHER INSTRUMENTS.  The execution, delivery and
               ---------------------------------
performance of this Agreement and the Warrants by USB and the consummation by USB of the transactions contemplated hereby and thereby will not conflict with, or result in any violation of, or constitute, with or without the passage of time and giving of notice, either a default under any provision of its Certificate of Incorporation or Bylaws or of any instrument, judgment, order, writ, decree or contract or an event which results in the creation of any lien, charge or encumbrance upon any assets of USB. USB is not in violation of its Certificate of Incorporation or Bylaws, or in default in the performance or observance of any material provision of any material instrument or contract to which it is a party or by which it is bound. No third party has any pre-emptive rights, or rights of first refusal or first opportunity or similar rights to purchase, or to offer to purchase, all or any part of the Shares and the Warrant Shares.

          2.7  DISCLOSURE.  USB has furnished to the Purchasers (i) USB's Annual
               ----------
Report on Form 10-K for the fiscal year ended December 31, 1997 (the "1997 Annual Report"), as filed with the SEC pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act"); (ii) USB's proxy statement for its 1998 Annual Meeting of Stockholders; (iii) USB's Form 10/A, Amendment No. 2, as filed with the SEC pursuant to the Exchange Act; (iv) USB's reports on Form 10-Q for the fiscal quarters ended March 31, 1998, June 30, 1998 and September 30, 1998 (collectively, the "Quarterly Reports"), as filed with the SEC pursuant to the Exchange Act, and (v) all other reports and registration statements, if any, as filed by USB with the SEC since December 31, 1997 (the documents referred to in clauses (i)-(v) above being referred to hereinafter, collectively, as the "SEC Filings"). As of their respective dates, the SEC Filings (including all documents incorporated by reference therein) did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, except, in the case of any SEC Filing, any statement or omission therein which has been corrected or otherwise disclosed or updated in a subsequent SEC Filing. Since December 31, 1997, USB has timely filed with the SEC all reports, documents, registration statements, definitive proxy statements and all other filings required to be filed with the SEC under the rules and regulations of the SEC, and all such reports, documents, registration statements, definitive proxy statements and other filings complied in all material respects with all applicable requirements of the Securities Act of 1933, as amended (the "1933 Act"), and the Exchange Act, as applicable. Neither this Agreement nor any of the Schedules hereto contains any untrue statement of material fact, or omits to state any material fact necessary in order to make the statements contained therein, in light of the circumstances under which they were made, not misleading. The audited consolidated financial statements of USB included or incorporated by reference in the 1997 Annual Report and the unaudited consolidated financial statements contained in the Quarterly Reports have been prepared in accordance with United States generally accepted accounting principles applied on a consistent basis throughout the periods indicated and with each other, except as may be indicated therein or in the notes thereto and except that the unaudited financial statements may not contain all footnotes and adjustments required by United States generally accepted accounting principles, and fairly present the financial position of USB and its consolidated subsidiaries as at the dates thereof and the results of its operations and statements of cash flows for the periods then ended, subject, in the case of the unaudited interim consolidated financial statements, to normal year-end adjustments, and recognizing that the results of operations for interim periods are not necessarily indicative of USB's operations for any other interim period or full fiscal year.

          2.8  CHANGES.  Since December 31, 1997, except as disclosed in the SEC
               -------
Filings or in SCHEDULE 2.8, there has not been:
              ------------

          (a) any change in the assets, liabilities, financial condition, operating results or, to the best of USB's knowledge, prospects of USB from that reflected in the 1997 Annual Report, except changes in the ordinary course of business that have not been, in the aggregate, materially adverse (and except that USB expects to continue to incur substantial operating losses, which may be material);

          (b) any damage, destruction or loss, whether or not covered by insurance, materially and adversely affecting the business, properties or financial condition of USB (and except that USB expects to continue to incur substantial operating losses, which may be material);

          (c) any waiver or compromise by USB of a material right or of a material debt owed to it;

          (d) any satisfaction or discharge of any lien, claim or encumbrance or payment of any obligation by USB, except in the ordinary course of business and which is not material to the business, properties or financial condition of USB (as such business is presently conducted);

          (e) any material change to a material contract or arrangement by which USB or any of its assets is bound or subject, or any breach by USB or waiver by USB of any breach of or under any such contract or amendment (or the occurrence of any event which would, as result of the passage of time, become or result in such a breach or waiver);

          (f) any sale, assignment or transfer to a third party that is not an Affiliate (as hereafter defined) of any material patents, trademarks, copyrights, trade secrets or other intangible assets for compensation which is less than fair value;

          (g) any mortgage, pledge, transfer of a security interest in, or lien, created by USB, with respect to any of its material properties or assets, except liens for taxes not yet due or payable;

          (h) any declaration, setting aside or payment or other distribution in respect of any of USB's capital stock;

          (i) the occurrence of any event or condition of any type that has materially and adversely affected the business, properties or financial condition of USB, or the occurrence of any such event or condition known to USB that will, solely upon the passage of time, materially and adversely affect the business, properties or financial condition of USB.

For purposes of this Agreement (except as otherwise defined in SECTION 6.1(B) hereof) the term "Affiliate" means any individual or entity directly or indirectly controlling, controlled by or under common control with, a party to this Agreement. Without limiting the foregoing, the direct or indirect ownership of 50% or more of the outstanding voting securities of an entity, or the right to receive 50% or more of the profits or earnings of an entity, shall be deemed to constitute control.

          2.9  AMERICAN STOCK EXCHANGE LISTING.  The Common Stock is currently
               -------------------------------
listed and traded on the American Stock Exchange and USB knows of no reason or set of facts which is likely to result in the termination of such listing. Nothing in this SECTION 2.9 shall be interpreted to preclude USB from listing its Common Stock on any other national securities exchange (including without limitation the Nasdaq National Market of The Nasdaq Stock Market) in lieu of the American Stock Exchange. USB shall take all actions reasonably required in order to have the Shares listed on the American Stock Exchange prior to the Closing.

          2.10  CAPITALIZATION; OPTIONS AND WARRANTS.  The authorized capital
                ------------------------------------
stock of USB consists of 5,000,000 shares of Preferred Stock, par value $.005 per share, none of which are outstanding as of the date hereof, and 50,000,000 shares of Common Stock, par value $.01 per share, of which 24,363,199 shares were issued and outstanding as of December 31, 1998. Except (x) as disclosed in the SEC Filings, (y) for the Stock Options granted under any Employee Benefit Plans (as hereinafter defined) and (z) for the transactions contemplated by this Agreement, (i) no subscription, warrant, option, convertible security or other right (contingent or other) to purchase or acquire any shares of any class of capital stock of USB is authorized or outstanding, (ii) there is not any commitment of USB to issue any shares, warrants, options or other such rights or to distribute to holders of any class of its capital stock any evidences of indebtedness or assets, (iii) USB has no obligation (contingent or other) to purchase, redeem or otherwise acquire any shares of its capital stock or any interest therein or to pay any dividend or make any other distribution in respect thereof and (iv) since December 31, 1998, USB has not granted any options (except for stock options granted under USB's employee benefit plans, as defined in Rule 405 of Regulation C under the 1933 Act ("Employee Benefit Plans")) warrants, rights (including conversion or preemptive rights), or similar right, to any person or entity to purchase or acquire any rights with respect to any shares of capital stock of USB, including the Shares and the Warrant Shares. The total number of shares of Common Stock of USB issued from December 31, 1998 through the date of this Agreement is 44,075. Except as disclosed in the SEC Filings, there are no outstanding rights to cause USB to register the securities held by any person or entity under the Securities Act of 1933 except for any such rights with respect to securities issuable upon the exercise of options granted under any USB Employee Benefit Plans.

          2.11  SUBSIDIARIES.  The only subsidiaries of USB are USB Pharma B.V.,
                ------------
incorporated in The Netherlands ("USB BV"), USB Pharma Limited, incorporated in the United Kingdom ("USB UK"), USB Resources, Inc., a Delaware corporation, and USB Technology, Inc., a Delaware corporation. Each of USB's subsidiaries has been duly incorporated under the laws of its respective jurisdiction of incorporation. USB BV and USB UK are the only operating subsidiaries of USB, and each of such subsidiaries has full corporate power and authority to own or lease its properties and conduct its business as presently conducted, and is duly qualified or licensed to transact business in all jurisdictions in which the character of the property owned or leased or the nature of the business transacted by it requires such qualification (except where the failure to be so qualified would not have a material adverse effect on the business, properties, operations, financial condition, income or business prospects of USB and its subsidiaries, taken as a whole, as presently being conducted). USB owns 100% of the shares of each of its subsidiaries, free any clear of any charges or encumbrances, and there are no outstanding options, warrants, or rights to purchase any securities of any subsidiaries.

          2.12  PRINCIPAL PRODUCTS.  Except as set forth in SCHEDULE 2.12, there
                ------------------                          -------------
has been no material adverse change in the status or commercial development of Hexalen(R), NeuTrexin(R) or Ethyol(R) as set forth under the heading "Principal Products" on pages 3-10 of the 1997 Annual Report.

     3.  REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE PURCHASERS.  Each
         ------------------------------------------------------------
Purchaser hereby represents and warrants, severally and not jointly, and solely with respect to itself, to USB that:

          3.1  AUTHORIZATION.  This Agreement constitutes such Purchaser's valid
               -------------
and legally binding obligation, enforceable against such Purchaser, in accordance with its terms, except as such may be limited by bankruptcy, insolvency or other similar laws affecting the enforcement of creditors' rights in general or by general principles of equity. Such Purchaser represents that it has the partnership power and authority to execute and deliver this Agreement and perform its obligations hereunder.

          3.2  GOVERNMENT CONSENTS.
               -------------------

          No consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any federal, state or local governmental authority is required on the part of such Purchaser in connection with such Purchaser's valid execution, delivery or performance of its obligations under this Agreement.

          3.3  PURCHASE ENTIRELY FOR OWN ACCOUNT.  The Shares, the Warrants and
               ---------------------------------
the Warrant Shares are being (or will be, as the case may be) acquired for such Purchaser's own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and such Purchaser has no present intention of selling, granting any participation in, or otherwise distributing the same except in compliance with the registration requirements of the 1933

Act (unless an exception is available). Such Purchaser does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participation to such person or to any third person, with respect to any of the Shares, the Warrants or the Warrant Shares.

          3.4  DISCLOSURE OF INFORMATION.  Such Purchaser has had an opportunity
               -------------------------
to ask questions and receive answers from USB regarding the terms and conditions of the offering and sale of the Shares, the Warrants and the Warrant Shares.
The foregoing, however, does not limit or modify the representations and warranties of USB in SECTION 2 hereof or the right of such Purchaser to rely thereon.

          3.5  INVESTMENT EXPERIENCE.  Such Purchaser acknowledges that it can
               ---------------------
bear the economic risk of its investment and has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of the investment in the Shares, the Warrants and the Warrant Shares. Such Purchaser also represents it has not been organized for the purpose of acquiring the Shares, the Warrants or the Warrant Shares.

          3.6  ACCREDITED INVESTOR.  Such Purchaser is an "accredited investor"
               -------------------
within the meaning of SEC Rule 501 of Regulation D, as presently in effect.

          3.7  RESTRICTED SECURITIES.  Such Purchaser understands that the
               ---------------------
Shares, the Warrants and the Warrant Shares are "restricted securities" under the federal securities laws and that under such laws and applicable regulations, such Shares, Warrants and Warrant Shares may be resold without registration under the 1933 Act only in certain limited circumstances. In this connection, such Purchaser represents that it is familiar with SEC Rule 144 promulgated under the 1933 Act ("Rule 144"), as presently in effect, and understands the resale limitations imposed thereby and by the Act.

          3.8  RESTRICTION ON OFFERS AND SALES OF SHARES; FIRST OFFER RIGHT OF
               ---------------------------------------------------------------
USB.
---

          (a) Such Purchaser shall not make any disposition of the Shares, the Warrants or the Warrant Shares, prior to the first anniversary of the Closing Date.

          (b) During the two-year period commencing on the first anniversary of the Closing Date (the "First Offer Period"), such Purchaser shall not make any disposition of any Shares, Warrants or Warrant Shares, whether through broker-dealers who may act as agent or acquire the Shares as principal, or otherwise, without first giving USB the right to accept an offer to sell such Shares to USB as provided in this SECTION 3.8 provided, however, that nothing herein shall
                                --------  -------
restrict the ability of any Purchaser to distribute all or any portion of the Shares, the Warrants or the Warrant Shares to one or more of such Purchaser's partners or Affiliates as provided in SECTION 3.8(F)(I) below. In addition, Shares that are transfered pursuant to the exception set forth in SECTION 3.8(F)(I) below shall thereafter not be subject to the restrictions set forth in this SECTION 3.8(B). If at any time during the First Offer Period any Purchaser wishes to make a disposition of any Shares, Warrants or Warrant Shares other than to its Affiliates or partners, it shall submit an offer to sell such Shares, Warrants or Warrant Shares to USB (the "Offer"), by telephonic communication with USB's President and Chief Executive Officer or any Executive Vice President (such telephonic communication to be confirmed in writing by notice pursuant to SECTION 7.6), disclosing the number of Shares, Warrants or Warrant Shares proposed to be sold or transferred and the price at which such Shares, Warrants or Warrant Shares are offered to USB. As soon as practicable after receipt of the Offer, but in no event later than three business days after such Purchaser makes the Offer, USB shall have the option to accept the Offer, in whole but not in part, on the terms offered. In the event that USB does not accept the Offer, such Shares, Warrants or Warrant Shares may be sold by such Purchaser at any time within 90 days after the expiration of the Offer for the price (or a higher price) at which such Shares, Warrants or Warrant Shares were offered to USB.

          (c) During the First Offer Period, any Shares, Warrants or Warrant Shares not sold in accordance with the applicable terms and within the applicable time periods provided in SECTION 3.8(B) shall continue to be subject to the requirements of a first offer pursuant to SECTION 3.8(B).

          (d) If USB accepts an Offer under SECTION 3.8(B), the closing of such purchase shall occur within ten business days after acceptance of the Offer by USB. Upon such acceptance, USB and such Purchaser shall be legally obligated to consummate the purchase contemplated thereby.

          (e) The provisions of SECTIONS 3.8(B) and (C) shall lapse and cease to have any effect at such time as such Purchaser owns less than 100,000 Shares.

          (f)  The provisions of this SECTION 3.8 shall not apply to:

                (i) any transfer by such Purchaser of Shares, Warrants or Warrant Shares to an Affiliate or limited partner of Purchaser, provided that the transferee is bound by all of the obligations of such Purchaser under this Agreement with respect to the Shares, Warrants and Warrant Shares and under this Agreement and the Warrants with respect to the Warrants and the Warrant Shares, other than the provisions of SECTION 3.8(B), it being understood that any of such Shares, Warrants or Warrant Shares so transfered will not be subject to said SECTION 3.8(B);

                (ii) any pledge of the Shares, Warrants or Warrant Shares by such Purchaser as part of a pledge of assets by such Purchaser solely in connection with a financing by such Purchaser and/or any Affiliates of such Purchaser, or any asset-backed financing or similar financing vehicle;

                (iii) any transfer to the successor to the business of such Purchaser in a merger, acquisition or change of control of such Purchaser in which such Purchaser is not the surviving entity, provided that the successor is not an Affiliate of such Purchaser prior to such merger, acquisition or change of control; or

                (iv) any offer or sale of Registrable Securities pursuant to
SECTION 6.2(A) or (B).

          (g) In the event of a Change of Control (as hereinafter defined), the provisions of this SECTION 3.8 shall no longer be effective. For purposes of this Agreement, a "Change of Control" shall occur upon the consummation of
(i) any transaction that results in a person having beneficial ownership of 30% or more of the voting securities of USB or (ii) a sale of all or substantially all of the assets of USB.

          3.9  FURTHER LIMITATIONS ON DISPOSITION.  Without in any way limiting
               ----------------------------------
the provisions set forth in SECTION 3.8, such Purchaser further shall not make any disposition of all or any portion of the Shares, Warrants or Warrant Shares unless and until:

          (a) There is then in effect a registration statement under the 1933 Act covering such proposed disposition and such disposition is made in accordance with such registration statement; or


          (b)  Such Purchaser shall have satisfied the following conditions:
(i) such Purchaser shall have notified USB of the proposed disposition and (ii) if reasonably requested by USB, such Purchaser shall have furnished USB with an opinion of counsel, reasonably satisfactory to USB, that such disposition will not require registration of such Shares under the 1933 Act.

          3.10  LEGENDS.  It is understood that the certificates evidencing the
                -------
Shares and the Warrant Shares may bear the following legends:

          (a) "These securities have not been registered under the 1933 Act. They may not be sold or offered for sale in the absence of a registration statement in effect with respect to the securities under such Act or an opinion of counsel reasonably satisfactory to USB that such registration is not required."

          (b) "These securities may not be sold, assigned, transferred, or in any manner disposed of, except in compliance with the terms of a Securities Purchase Agreement between USB and Purchaser, dated as of January 27, 1999.
Such agreement imposes certain restrictions on transfer of the securities represented by this certificate. The Secretary of USB will upon written request furnish a copy of such agreement to the holder hereof without charge."

          (c)  Any legend required by any applicable state securities laws.

USB shall use its best efforts to cause its transfer agent to take all necessary actions in order to permit the Purchasers to make good delivery of all Shares sold in accordance with the terms of this Agreement, including, without limitation, the timely removal of the legends from any Shares validly transferred in accordance with the terms of this Agreement.

     4.  Conditions of Purchaser's Obligations.
         -------------------------------------

          4.1  CONDITIONS OF PURCHASER'S OBLIGATIONS AT THE CLOSING.  The
               ----------------------------------------------------
obligations of the Purchasers to USB at the Closing are subject to the fulfillment on or before the Closing of each of the following conditions:

          (a)  Representations and Warranties.  The representations and
               ------------------------------
warranties of USB contained in SECTION 2 hereof shall be true and correct on and as of the Closing Date with the same effect as though such representations and warranties had been made on and as of the Closing Date except for representations and warranties that speak as of a specific date or time other than the Closing Date (which need only be true and correct in all material respects as of such date and time).

          (b)  Performance.  USB shall have performed and complied with all
               -----------
agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by it on or before the Closing.

          (c)  Compliance Certificate.  The President and Chief Executive
               ----------------------
Officer or any Executive Vice President of USB shall deliver to the Purchasers at the Closing a certificate, in the form attached as Exhibit B hereto,
                                                      ---------
certifying that the conditions specified in SECTIONS 4.1(A) and (B) hereof have been fulfilled.

          (d)  Governmental Approvals.  Any required governmental approvals
               ----------------------
described in SECTION 2.4(B) shall have been obtained by USB.

          (e)  Listing of Shares.  The Shares and the Warrant Shares shall have
               -----------------
been approved, subject to official notice of issuance, for listing by the American Stock Exchange.

          (f)  Tender of Shares.  USB shall have issued and tendered for
               ----------------
delivery to each Purchaser a certificate representing the Shares and a Warrant representing the right to acquire Warrant Shares (each as set forth in SCHEDULE
                                                                       --------
I), subject only to delivery of the Purchase Price by such Purchaser in
-
accordance with SECTION 1.1.

          (g)  Legal Opinion.  The Purchasers shall have received the opinion of
               -------------
Morgan, Lewis & Bockius LLP in the form attached hereto as Exhibit C.
                                                           ---------



     5.  CONDITIONS OF USB'S OBLIGATIONS.
         -------------------------------

          5.1  CONDITIONS OF USB'S OBLIGATIONS AT THE CLOSING.  The obligations
               ----------------------------------------------
of USB to the Purchasers at the Closing are subject to the fulfillment on or before the Closing of each of the following conditions:

          (a)  Representations and Warranties.  The representations and
               ------------------------------
warranties of the Purchasers contained in SECTION 3 hereof shall be true and correct on and as of the Closing Date with the same effect as though such representations and warranties had been made on and as of the Closing Date.

          (b)  Performance. The Purchasers shall have performed and complied
               -----------
with all agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by them on or before the Closing.

          (c)  Compliance Certificate.  The General Partner of each of the
               ----------------------
Purchasers shall deliver to USB at the Closing a certificate, in the form attached as Exhibit D
            ---------
hereto, certifying that the conditions specified in SECTIONS 5.1(A) and (B) hereof have been fulfilled.
          (d)  Listing of Shares.  The Shares and the Warrant Shares shall have
               -----------------
been approved, subject to official notice of issuance, for listing by the American Stock Exchange.

          (e)  Payment of Purchase Price. The Purchasers shall have delivered to
               -------------------------
USB the Purchase Price in accordance with SECTION 1.1, subject only to delivery by USB of the certificates representing the Shares and of the Warrants.

     6.  REGISTRATION RIGHTS.
         -------------------

          6.1  DEFINITIONS.  For purposes of this SECTION 6:
               -----------

          (a) The terms "register," "registered," and "registration" refer to a registration effected by preparing and filing a registration statement or similar document in compliance with the 1933 Act, and the declaration or ordering of effectiveness of such registration statement or document;

          (b) The term "Registrable Securities" means (1) the Shares, (2) the Warrant Shares and (3) any shares of Common Stock of USB issued as (or issuable upon the conversion or exercise of any warrant, right or other security which is issued as) a dividend or other distribution with respect to, or in exchange for or in replacement of, such Shares or Warrant Shares, excluding in all cases, however, any Registrable Securities sold by a person in a transaction in which its rights under this SECTION 6 are not assigned. As to any particular Registrable Securities, once issued such securities shall cease to be Registrable Securities when (i) a registration statement with respect to the sale of such securities shall have become effective under the 1933 Act and such securities shall have been disposed of in accordance with such registration statement, (ii) such securities shall have been distributed pursuant to Rule 144, (iii) such securities are transferred to or become beneficially owned by USB or any "affiliate" (as defined in Rule 144) thereof (other than any bank or insurance company acting in the ordinary course of its business), or (iv) such securities shall have ceased to be outstanding;

          (c) The number of shares of "Registrable Securities then outstanding" shall be determined by the number of shares of Common Stock outstanding and the number of shares of Common Stock issuable pursuant to then exercisable or convertible securities, which are, in each case, Registrable Securities;

          (d) The term "Managing Underwriter" means one or more nationally recognized firms of investment bankers.

          6.2  REGISTRATION.
               ------------

          (a)  Demand Registrations.
               --------------------

          (i)  Requests for Registration.  At any time after the first
               -------------------------
anniversary of the Closing Date until the sixth anniversary of the Closing Date, Purchasers holding at least 50% of the Registrable Securities then outstanding, subject to adjustment for stock splits, stock dividends, stock combinations and transactions with similar effect, may demand registration (a "Demand Registration") under the 1933 Act of all or any portion of the Registrable Securities owned by such Purchasers. In order to accomplish such demand, the Purchasers shall send written notice of the demand to USB, and such notice shall specify the number of Registrable Securities sought to be registered. USB shall only be required to effect two Demand Registrations.

          (ii) Procedure.  Within 10 days after receipt of such a demand, USB
               ---------
will give written notice of such requested registration to all other Purchasers holding Registrable Securities and will include in such registration, subject to the allocation provisions below, all other Registrable Securities with respect to which USB has received written requests for inclusion within 15 days after USB's mailing of such notice, plus any securities of USB that USB chooses to include on its own behalf or pursuant to "piggy-back" registration rights granted by USB to others.

          (iii)     Priority on Demand Registrations.  If a Demand Registration
                    --------------------------------
is underwritten and the Managing Underwriter advises USB in writing that in its opinion the number of Registrable Securities requested to be included exceeds the number that can be sold in such offering, at a price reasonably related to fair value, USB will include in such Demand Registration first, the Registrable Securities requested to be included in such Demand Registration by the Purchasers and the other holders requesting to have shares included in the registration, pro rata on the basis of the number of Common Stock owned; and second, any securities that USB desires to include on its own behalf. A registration shall not be considered to be a Demand Registration under SECTION 6.2(A)(I), and USB shall pay the Registration Expenses of such registration, if
(1) as a result of the foregoing allocation, the Purchasers are not able to register and sell in the Demand Registration at least 75% of the Registrable Securities sought to be included in the Demand Registration by the Purchasers;
(2) the gross proceeds of the securities included in the registration on behalf of USB constitute at least 20% of the total gross proceeds of the Demand Registration; or (3) the registration statement requested by a Purchasers does not become effective for any reason.

          (iv) Selection of Underwriters.  If any Demand Registration is
               -------------------------
underwritten, the selection of the Managing Underwriter and the other decisions regarding the underwriting arrangements for the offering will be made by USB and the Purchasers initiating such registration.

          (v) Restrictions on Demand Registrations.  USB will not be obligated
              ------------------------------------
to effect any Demand Registration within six months after the effective date of a previous registration of securities of USB in an underwritten offering.

          (b)  Piggy-back Registration.  If (but without any obligation to do
               -----------------------
so) USB proposes to register (including for this purpose a registration effected by USB for any stockholders other than a Purchaser) any of its Common Stock under the 1933 Act in connection with the public offering of such securities solely for cash (other than a registration relating solely to the sale of securities to participants in a USB Employee Benefit Plan or a registration on Form S-4 relating to a business combination involving USB, or any similar successor form), USB shall, not later than three business days after the date such registration is proposed, give the Purchasers written notice of such registration. Upon the written request of the Purchasers given within 20 days after such notice by USB in accordance with SECTION 7.6 hereof, USB shall, subject to the provisions of SECTION 6.9 hereof cause to be included in such registration and any underwriting involved therein all of the Registrable Securities that the Purchasers have requested to be registered. Notwithstanding the foregoing, the rights of the Purchasers under this SECTION 6.2(B): (i) shall not be applicable in respect of any registration by USB which shall become effective prior to the first anniversary of the Closing Date and covers only securities offered by USB; and (ii) shall terminate on the sixth anniversary of the Closing Date.

          6.3  OBLIGATIONS OF USB.  With respect to any registration of any
               ------------------
Registrable Securities pursuant to SECTION 6.2, USB shall, as expeditiously as reasonably possible:

          (a) Prepare and file with the SEC a registration statement with respect to such Registrable Securities and use its best efforts to cause such registration statement to become effective. As far in advance as practical before filing such registration statement or any supplement or amendment thereto (including any document incorporated therein by reference) USB will furnish to the Purchasers and their counsel copies of reasonably complete drafts of all such documents proposed to be filed (including exhibits), and the Purchasers and their counsel shall have the opportunity to comment on any information that is contained therein or omitted therefrom and USB will make the changes reasonably requested by the Purchasers and their counsel with respect to such information prior to filing any such registration statement.

          (b) Prepare and file with the SEC such amendments and supplements to the registration statement and the prospectus used in connection with the registration as may be necessary to comply with the provisions of the 1933 Act with respect to the disposition of all securities covered by the registration, including at Purchaser's request, any amendments or supplements necessary to reflect any information regarding such Purchaser or its plan of distribution, and once effective, use its best efforts to maintain the effectiveness of the registration statement until the earlier of (i) the date on which all of the Shares included under such registration statement cease being Registrable Securities and (ii) the 90th day after the date of effectiveness of the registration statement.

          (c) Furnish to the Purchasers such numbers of copies of a prospectus, including a preliminary prospectus, as then amended or supplemented, in conformity with the requirements of the 1933 Act, and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Securities owned by the Purchasers.

          (d) Use its best efforts to register and qualify the securities covered by the Demand Registration under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably requested by the Purchasers, provided that USB shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions.

          (e) Notify the Purchasers at any time when a prospectus relating thereto is required to be delivered under the 1933 Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing, and, at the request of the Purchasers, as promptly as practicable prepare and furnish the Purchasers a reasonable number of copies of a prospectus included in an effective post-effective amendment or the supplemented prospectus correcting such misstatement or omission.

          (f) Furnish, at the request of the Purchasers, (i) an opinion of the counsel representing USB for the purposes of registration, in form and substance as is customarily given to underwriters in an underwritten public offering, addressed to the underwriters, if any, and to the Purchasers and (ii) a comfort letter and subsequent bring-down letter, from the independent certified public accountants of USB, in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, addressed to the underwriters, if any. If the Registrable Securities are being sold in an underwritten offering pursuant to SECTION 6.2(B) hereof, such opinion shall be furnished and dated as of the closing of the sale to the underwriters, such comfort letter shall be furnished and dated as of the date of the underwriting agreement and the bring-down letter shall be furnished and dated as of the closing of the sale to the underwriters. If the Registrable Securities are not being sold in an underwritten offering, such opinion shall be furnished and dated as of the date that the registration statement with respect to such securities becomes effective.

          (g) In the event of any underwritten public offering of any Registrable Securities pursuant to SECTION 6.2(B), enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the Managing Underwriter of such offering, provided, however, that the Purchasers shall also enter into and perform their obligations under any such agreement.

          6.4  FURNISH INFORMATION.  It shall be a condition precedent to the
               -------------------
obligations of USB to take any action pursuant to this SECTION 6 that the Purchasers meet the following conditions:

          (a) The Purchasers shall furnish such information regarding themselves, the Registrable Securities held by them, and the intended method of disposition of such securities as shall be required by applicable federal or state securities laws to effect the registration of the Registrable Securities.

          (b) All information specifically with respect to the Purchasers furnished to USB by or on behalf of the Purchasers in writing for use in connection with the preparation of any registration statement relating to such Registrable Securities shall be true and correct in all material respects and shall not omit any material fact necessary to make such information, in light of the circumstances under which it was made, not misleading.

          (c) The Purchasers will review carefully any registration statement relating to such Registrable Securities and each amendment or supplement thereto upon receipt thereof from USB and will promptly advise USB in writing if: (i) the name and address of the Purchasers (if required to be disclosed) is not properly set forth; or (ii) the Purchasers have entered into any material arrangement with a broker-dealer for the sale of Registrable Securities through a cross or block trade, special offering, exchange distribution or secondary distribution or a purchase by a broker-dealer required to be disclosed in the registration statement that is not disclosed therein.

          (d) The Purchasers shall distribute in connection with the offering and sale of the Registrable Securities the prospectus or other offering material permitted by the 1933 Act and prepared by USB, and only such materials.

          (e) The Purchasers will comply with the provisions of the Exchange Act and the regulations thereunder.

          (f) To assist USB in qualifying the Registrable Securities for sale under applicable state securities laws, the Purchasers will advise USB of each jurisdiction in which they intend to offer or sell any or all Registrable Securities, and agree not to offer or sell any Registrable Securities in any jurisdiction where the Registrable Securities are not registered or exempt from registration.

          (g) The Purchasers will inform USB in writing of any and all sales, or other transfers or dispositions of any Registrable Securities or of any interest therein within 15 calendar days following each such disposition, such notification to include the date of the disposition and the number of Registrable Securities which were disposed of.

          (h) In the event of any underwritten public offering of any Registrable Securities pursuant to SECTION 6.2(B), the Purchasers shall enter into and perform their obligations under an underwriting agreement, in the form agreed upon by USB and the underwriters selected by it.

          6.5  EXPENSES OF REGISTRATION.  Except as otherwise provided in this
               ------------------------
SECTION 6.5, USB shall bear the expenses incurred in connection with the Demand Registration and any amendment or supplement thereof, including: all registration, filing, qualification, printers' and accounting fees and the fees and disbursements of counsel for USB. The expenses borne by USB pursuant to this SECTION 6.5 shall exclude (i) underwriter discounts and commisions, broker fees and commissions and transfer taxes, if any, in respect of Registrable Securities, which shall be payable by the Purchasers; (ii) all out-of-pocket expenses of the Purchasers' brokers or dealers; and (iii) all fees and disbursements of counsel for the Purchasers or any such brokers or dealers.

          6.6  COMPANY SUSPENSION.
               ------------------

          (a) The Purchasers shall, upon receipt of any written notice from USB of the happening of any event of the kind described in SECTION 6.3(E), forthwith discontinue their disposition of Registrable Securities pursuant to such registration statement (it being understood that Purchaser's right to dispose of Registrable Securities by other means in accordance with applicable laws shall not be restricted hereby) until the Purchasers receive the copies of the supplemented or amended prospectus and, if so directed by USB, will deliver to USB (at USB's expense) all copies, other than permanent file copies, then in the Purchasers' possession of the prospectus relating to such Registrable Securities current at the time of receipt of such notice.

          (b) The Purchasers shall upon receipt of any notice from USB that in the good faith judgment of USB the filing or making of offers and sales pursuant to the registration statement would require the public disclosure of material information, the disclosure of which would not otherwise be required at that time and either compiling such information would require unreasonable effort in the circumstances or disclosure thereof would have a material adverse effect on USB, USB shall have the right to suspend such sales or postpone such filing for a period which shall not exceed 60 days (provided that no such notice may be given beginning when the Purchasers notify USB that marketing efforts have begun by an underwriter on behalf of the Purchasers in connection with an offering thereof and ending when such offering is completed or abandoned); provided,
                                                                  --------
however, that USB may not use the right provided by this paragraph until 120
-------
days have elapsed from the end of the most recent suspension or postponement period initiated by USB and provided, further, however, that immediately
                            --------  -------  -------
following disclosure of such information or withdrawal or abandonment of the transaction requiring suspension or postponement USB will make such filing or take such steps as are necessary to permit such offers and sales, as the case may be. Any suspension under this SECTION 6.6(B) will extend, for an amount of time equal to such suspension, the termination date of any registration rights, or obligations to keep a registration effective, otherwise provided in this Agreement.

          6.7  INDEMNIFICATION.  In the event any Registrable Securities are
               ---------------
included in a registration statement under this SECTION 6:

          (a) To the extent permitted by law, USB will indemnify and hold harmless each Purchaser, and each of its partners, officers and directors, any underwriter (as defined in the 1933

Act) for the Purchasers and each person, if any, who controls such Purchaser or any such underwriter within the meaning of the 1933 Act or the Exchange Act (collectively, the "Indemnified Purchaser Parties"), against any losses, claims, damages, or liabilities (joint or several) to which they may become subject under the 1933 Act, the Exchange Act or other federal or state law or otherwise, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon a claim by a third party, that is not an Indemnified Purchaser Party, or an Affiliate of any Indemnified Purchaser Party, alleging any of the following statements, omissions or violations (collectively, "Indemnified Violations"): (i) any untrue statement or alleged untrue statement of a material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein, or any amendments or supplements thereto, or any document incident to such registration (such as a Blue Sky qualification or compliance); (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading; or (iii) any Indemnified Violation or alleged Indemnified Violation under the 1933 Act, the Exchange Act, any state securities law or any rule or regulation promulgated under the 1933 Act, the Exchange Act or any state securities law, and USB will reimburse each of the USB Indemnified Parties for any legal and other expenses reasonably incurred in connection with defending any such Indemnified Violations; provided, however, that the indemnity agreement contained in this SECTION 6.7(A) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability, or action if such settlement is effected without the consent of USB (which consent shall not be unreasonably withheld), nor shall USB be liable in any such case for any such loss, claim, damage, liability or action to the extent that it arises out of or is based upon an Indemnified Violation which occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by any of the Indemnified Purchaser Parties.

          (b) To the extent permitted by law, the Purchasers will indemnify and hold harmless USB, each of its officers and directors, each person, if any, who controls USB within the meaning of the 1933 Act, any underwriter, any other person selling securities in such registration statement and any controlling person of any such underwriter or other person (collectively, the "Indemnified USB Parties"), against any losses, claims, damages, or liabilities (joint or several) to which they may become subject, under the 1933 Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon a claim by a third party, that is not an Indemnified USB Party, or an Affiliate of any Indemnified USB Party, arising out of or based upon written information furnished by any of the Indemnified Purchaser Parties expressly for use in connection with such registration, and the Purchasers will reimburse each of the Indemnified USB Parties for any legal and other expenses reasonably incurred in connection with defending any such loss, claim, damage, liability or action; provided, however, that the indemnity agreement contained in this SECTION 6.7(B) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Purchasers (which consent will not be unreasonably withheld); and provided further, however, that in no event shall any indemnity under this SECTION 6.7(B) exceed the Purchasers' proceeds from the offering.

          (c)  Promptly after receipt by an indemnified party under this SECTION
6.7 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this SECTION 6.7, deliver to the indemnifying party a written notice of the commencement thereof, generally summarizing the claims, and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party shall have the right to retain its own counsel, with the fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, if prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this SECTION 6.7, but the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this SECTION 6.7.

          (d) The obligations of USB and the Purchasers under this SECTION 6.7 shall survive the completion of any offering of Registrable Securities in a registration statement under this SECTION 6, and otherwise.

          6.8  REPORTS UNDER THE EXCHANGE ACT.  With a view to making available
               ------------------------------
to the Purchasers the benefits of Rule 144 and any other rule or regulation of the SEC that may at any time permit the Purchasers to sell securities of USB to the public without registration, USB agrees to:

          (a) make and keep public information available, as those terms are understood and defined in Rule 144;

          (b) file with the SEC in a timely manner all reports and other documents required of USB under the 1933 Act and the Exchange Act; and

          (c) furnish to a Purchaser, so long as such Purchaser owns any Registrable Securities, promptly upon request (i) a written statement by USB that it has complied with the reporting requirements of Rule 144, the 1933 Act and the Exchange Act, (ii) a copy of the most recent annual or quarterly report of USB and such other reports and documents so filed by USB, and (iii) such other information as may be reasonably requested in availing such Purchaser of any rule or regulation of the SEC which permits the selling of any such securities without registration.

          6.9  UNDERWRITING REQUIREMENTS.  In connection with any proposed
               -------------------------
registration as to which the Purchasers have a right to notice under SECTION 6.2(B):

          (a) USB shall not be required to include in such registration any of the Registrable Securities unless the Purchasers accept the terms of the underwriting that are agreed upon between USB and the Managing Underwriter selected by it; and

          (b) if the Managing Underwriter for the offering advises USB in writing that the number of Registrable Securities requested to be included will adversely affect the success of the offering, USB shall include in such offering only the quantity of Registrable Securities, if any, as shall be determined as set forth below:

               (i) first, USB shall include in such underwriting all of the securities USB proposes to sell; and

              (ii) then, USB shall include the number of Registrable Securities and USB securities of other holders that the Managing Underwriter advises will not adversely affect the success of the offering, allocated, pro rata, among the Purchasers and the other holders requesting registration, based upon the number of shares of Common Stock each such person shall have requested USB to include in the offering.

          6.10  TRANSFER OR ASSIGNMENT OF REGISTRATION RIGHTS  The rights to
                ---------------------------------------------
cause USB to register Registrable Securities and the obligations of USB pursuant to this SECTION 6 may be transferred or assigned by a Purchaser to any partner or Affiliate of such Purchaser. In addition, such Purchaser shall have the right to transfer or assign its rights under SECTION 6.2 (A) and (B) (relating to the Demand Registration and piggy-back registration) in connection with a transfer of all of the Shares and Warrants, or otherwise upon the reasonable consent of USB, provided that: (i) such transfer is permitted under this Agreement; and (ii) the transferee enters into a written agreement whereby the transferee agrees to be bound by the remaining rights and obligations of such Purchaser set forth in SECTIONS 6 and 7 hereof (the "Purchaser Obligations"). If, in accordance with the preceding provisions of this SECTION 6.10, such Purchaser shall transfer or assign its registration rights to a single holder (the "New Holder") that is a partnership, trust or similar pass-through entity, such registration rights may be further transferred to any partner, beneficiary or related person of the New Holder in connection with a distribution of Registrable Securities by the New Holder to such partner, beneficiary or related person; provided that, within a reasonable time after such transfer, USB is furnished with a written notice of the name and address of such partner, beneficiary or related person and the Registrable Securities with respect to which such registration rights are being transferred; and provided, further, that such transfer shall be effective only if it is registered under all applicable securities laws or is exempt from registration thereunder and the transferee agrees in writing to be bound by the Purchaser Obligations.

          6.11  AMENDMENT OF REGISTRATION RIGHTS.  Any provision of this SECTION
                --------------------------------
6 may be amended or the observance thereof may be waived either generally or in a particular instance and either retroactively or prospectively), only with the written consent of USB and the holders of a majority of the Registrable Securities then outstanding. Any amendment or waiver effected in accordance with this SECTION 6.11 shall be binding upon each holder of any Registrable Securities, each future holder of Registrable Securities, the Purchasers and USB. Nothing herein shall prevent a holder of Registrable Securities from waiving its individual rights.

          6.12  CHANGE OF CONTROL.  In the event of a Change of Control, the
                ------------------
restriction on exercise of registration rights prior to the first anniversary of the Closing Date set forth in SECTION 6.2(A) and SECTION 6.2(B) shall no longer be effective.

     7.  MISCELLANEOUS.
         -------------

          7.1  SURVIVAL OF WARRANTIES.  The warranties and representations of
               ----------------------
USB and the Purchasers contained in or made pursuant to this Agreement shall survive until the third anniversary of the Closing Date and shall in no way be affected by any investigation of the subject matter thereof made by or on behalf of the Purchasers or USB.

          7.2  SUCCESSORS AND ASSIGNS.  The terms and conditions of this
               ----------------------
Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

          7.3  GOVERNING LAW.  This Agreement shall be governed by and construed
               -------------
under the laws of the State of Delaware as applied to agreements among Delaware residents entered into and to be performed entirely within Delaware.

          7.4  COUNTERPARTS.  This Agreement shall become binding when any one
               ------------
or more counterparts hereof, individually or taken together, shall bear the signatures of USB and the Purchaser. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original as against any party whose signature appears thereon, but all of which together shall constitute one and the same instrument. A facsimile transmission of the signed Agreement shall be legal and binding on both parties.

          7.5  TITLES AND SUBTITLES.  The titles and subtitles used in this
               --------------------
Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

          7.6  NOTICES.  Unless otherwise provided, any notice required or
               -------
permitted under this Agreement shall be sent by certified mail or courier service, charges pre-paid, or by facsimile transmission, to the address or facsimile number specified below:

If to USB:      One Tower Bridge
                100 Front Street
                West Conshohocken, PA 19428
                Attention:  Chief Executive Officer
                Fax No.: 610-832-4595

with a copy to: General Counsel
                Fax No.: 610-832-4595

If to any Purchaser, to the address appearing on SCHEDULE I hereto
                                                 ----------

with a copy to: Reboul, MacMurray, Hewitt, Maynard & Kristol
                45 Rockefeller Plaza
                New York, NY 10111
                Attention: Mark M. Sugino, Esquire
                Fax No.:  212-841-5725

or to such other address or facsimile number as the person may specify in a notice duly given to the sender as provided herein. A notice will be deemed to have been given as of the date that is five days after it is deposited in the United States mail or the date it is delivered by a courier service or, in the case of facsimile transmission or personal communication, when received.

          7.7  FINDERS' FEE.  Each party agrees to indemnify and to hold
               ------------
harmless the other party from any liability for any commission or compensation in the nature of a finders' fee (and the costs and expenses of defending against such liability or asserted liability) for which the indemnifying party or any of its officers, partners, employees, or representatives is responsible.

          7.8  MARKET HOLDBACK.  The Purchasers shall not sell, transfer or
               ---------------
otherwise dispose of (other than to a transferee who agrees to be similarly bound) any Registrable Securities during any specified holdback period of up to 90 days following, and 14 days preceding, the filing date of a registration statement filed by USB under the 1933 Act for an offering by USB of Common Stock or other securities if, (i) the holdback is requested in writing by the Managing Underwriter of the offering; (ii) the same restrictions are agreed to by all of the executive officers and directors of USB; and (iii) the Purchasers receive written notice of the holdback in advance of the restricted period, specifying the dates during which the restrictions will apply. Notwithstanding the foregoing, the holdback restrictions described in this SECTION 7.8 shall not apply to sales made by any person pursuant to and in accordance with the underwritten offering described in such registration statement filed by USB. If any specified holdback period hereunder occurs during any period in which the Purchasers are permitted to sell Shares pursuant to SECTION 3.8, the time period within which the Purchasers must sell its Shares under SECTION 3.8 will be tolled until the completion of the holdback period, and the period of Purchaser's registration rights pursuant to this Agreement shall be extended by the number of days of the holdback period.

          7.9  EXPENSES.  Each party shall pay all costs and expenses that it
               --------
incurs with respect to the negotiation, execution, delivery and performance of this Agreement provided, however, that USB shall pay the costs and expenses of
               --------  -------
one counsel to the Purchasers up to a maximum of $5,000. If any action at law or in equity is necessary to enforce or interpret the terms of this Agreement, the prevailing party shall be entitled to reasonable attorney's fees, costs and necessary disbursements in addition to any other relief to which such party may be entitled.

          7.10  PUBLICITY.  Neither party, nor any of their respective
                ---------
Affiliates, shall issue or cause the publication of any press release or other public announcement with respect to this Agreement or any of the other transactions contemplated hereby without the prior consultation of the other party, except as may be required law or by any listing agreement with a national securities exchange. The parties shall cooperate in determining the format, date and time of day of the announcement of the execution and terms of this Agreement, giving consideration to the requirements of all applicable laws and regulations, and each party will obtain the prior approval by the other party of any press release to be issued relating to the announcement of the execution of this Agreement or the Closing hereunder, which prior approval shall not be unreasonably withheld or delayed. This SECTION 7.10 shall not apply to the extent that any disclosure is of information in the public domain other than through the fault of the disclosing party in violation hereof.

          7.11  AMENDMENTS AND WAIVERS.  This Agreement may not be amended,
                ----------------------
supplemented or otherwise modified except by an instrument in writing signed by both parties that specifically refers to this Agreement. Either party hereto may, only by an instrument in writing, waive compliance by the other party hereto with any term or provision of this Agreement on the part of such other party to be performed or complied with. The waiver by a party hereto of a breach of any term or provision of this Agreement shall not be construed as a waiver of any subsequent breach. Any amendment or waiver effected in accordance with this SECTION 7.11 shall be binding upon each party and its permitted assigns.

          7.12  SEVERABILITY.  If one or more provisions of this Agreement are
                ------------
held to be unenforceable under applicable law, such provision shall be excluded from this Agreement and the balance of the Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

          IN WITNESS WHEREOF, the parties, through their duly authorized officers, have duly executed this Agreement as of the date first above written.

                         U.S. BIOSCIENCE, INC.


                         By: /s/ Boyd Clarke
                            -------------------------
                            Title: President & CEO

                         DOMAIN PARTNERS IV, L.P.
                         By: One Palmer  Square Associates IV, L.L.C.,
                                its General Partner

                         By: /s/ Kathleen Schoemaker
                            -------------------------
                              Managing Member

                         DP IV ASSOCIATES, L.P.
                         By: One Palmer  Square Associates IV, L.L.C.,
                                its General Partner

                         By: /s/ Kathleen Schoemaker
                            -------------------------
                              Managing Member

                         PROQUEST INVESTMENTS, L.P.
                         By: Proquest Associates, LLC

                         By: /s/ Jay Moorin
                            -------------------------
                              Managing Member

                                   SCHEDULE I

        Name of Partner           Purchase Price   Shares    Warrant Shares
--------------------------------  --------------  ---------  --------------

Domain Partners IV, L.P.          $17,578,760.35  2,361,467         472,293
One Palmer Square
Princeton, NJ 08542
Attention: Kathleen Schoemaker
Fax No.: 609-683-9787

DP IV ASSOCIATES, L.P.            $   421,241.07     56,588          11,318
One Palmer Square
Princeton, NJ 08542
Attention: Kathleen Schoemaker
Fax No.: 609-683-9787

PROQUEST INVESTMENTS, L.P.        $ 2,000,001.81    268,673          53,735
One Palmer Square
Princeton, NJ 08542
Attention: Jeremy Goldberg
Fax No.: 609-430-1127

          Total:                  $20,000,003.23  2,686,728         537,346
                                  ==============  =========         =======

                                                                       EXHIBIT A


                                FORM OF WARRANT
                                ---------------


 THIS WARRANT HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. IT MAY
  NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THE WARRANT UNDER SUCH ACT OR AN OPINION
 OF COUNSEL SATISFACTORY TO U.S. BIOSCIENCE, INC. THAT SUCH REGISTRATION IS NOT
                                   REQUIRED.

 THIS WARRANT MAY NOT BE SOLD, ASSIGNED, TRANSFERRED, OR IN ANY MANNER DISPOSED
  OF, EXCEPT IN COMPLIANCE WITH THE TERMS OF A SECURITIES PURCHASE AGREEMENT, DATED AS OF JANUARY 27, 1999, AMONG U.S. BIOSCIENCE, INC., THE HOLDER AND THE
OTHER PARTIES THERETO.  SUCH AGREEMENT IMPOSES CERTAIN RESTRICTIONS ON TRANSFER
                                OF THIS WARRANT.

                          --------------------------

                             U.S. BIOSCIENCE, INC.

               WARRANT FOR THE PURCHASE OF SHARES OF COMMON STOCK

                                 ________, 1999

NO. _____                                                        ________ SHARES


          This Warrant is issued pursuant to Section 1 of the Securities Purchase Agreement, dated as of January 27, 1999 (the "Securities Purchase Agreement"), among the Company, the Holder and the other parties thereto. The shares issuable upon exercise of this Warrant have certain rights, and are subject to certain restrictions, set forth in the Securities Purchase Agreement.

          THIS CERTIFIES that, for value received, U.S. Bioscience, Inc., a Delaware corporation (the "Company"), upon the surrender of this Warrant to the Company at the address specified herein, at any time during the Exercise Period (as defined below) will upon receipt of the Exercise Price (as defined below), sell and deliver to ________________ (the "Holder") up to the number of duly authorized, validly issued and fully paid and nonassessable shares of common stock of the Company, par value $.01 per share, set forth above. The term "Common Stock" shall mean the aforementioned common stock of the Company together with any other equity securities that may be issued by the Company in connection therewith or in substitution therefor, as provided herein. The "Exercise Period" shall begin on ________, 1999 [original issuance date] and shall end on ________, 2002 [third anniversary of original issuance date]. During the Exercise Period, the

Holder may purchase such number of shares of Common Stock at a purchase price per share equal to Eleven Dollars and 16.6 Cents ($11.166) (the "Exercise Price").

          The number of shares of Common Stock to be received upon the exercise of this Warrant is subject to adjustment from time to time as hereinafter set forth. The shares of Common Stock deliverable upon such exercise, as adjusted from time to time, are hereinafter sometimes referred to as "Warrant Shares".

          Section A.  Exercise of Warrant.  This Warrant may be exercised in
                      -------------------
whole or in part, at any time or from time to time, during the Exercise Period by presentation and surrender hereof to the Company at its principal office at One Tower Bridge, 100 Front Street, Suite 400, West Conshohocken, Pennsylvania 19428 (or at such other address as the Company or its agent may hereafter designate in writing to the Holder), or at the office of its warrant agent, with the Purchase Form contained herein duly executed and accompanied by wire transfer of immediately available funds, cash or a certified or official bank check drawn to the order of "U.S. Bioscience, Inc." in the amount of the Exercise Price multiplied by the number of Warrant Shares specified in such form. If this Warrant should be exercised in part only, the Company shall, upon surrender of this Warrant, promptly execute and deliver a new Warrant evidencing the rights of the Holder to purchase the balance of the Warrant Shares purchasable hereunder. Upon receipt by the Company during the Exercise Period of this Warrant and such Purchase Form, in proper form for exercise, together with proper payment of the Exercise Price, at such office, or by the warrant agent of the Company at its office, the Holder shall be deemed to be the holder of record of the number of Warrant Shares specified in such form; provided,
                                                                  --------
however, that if the date of such receipt by the Company or its agent is a date
-------
on which the stock transfer books of the Company are closed, such person shall be deemed to become the record holder of such shares on, and such certificate shall be dated, the next succeeding business day on which the stock transfer books of the Company are open. The Company shall pay any and all documentary, stamp or similar issue or transfer taxes payable in respect of the issue or delivery of such Warrant Shares. Any new or substitute Warrant issued under this Section 1 or any other provision of this Warrant shall be dated the date of this Warrant. Upon exercise of this Warrant, the Company or its warrant agent shall promptly cause to be issued and shall promptly deliver upon written order of the Holder of this Warrant, and in such name or names as such Holder may designate, a certificate or certificates for the Warrant Shares.

          Section B.  Warrant Register.  This Warrant will be registered in a
                      ----------------
register (the "Warrant Register") to be maintained by the Company or its agent at its principal office in the name of the record holder to whom it has been distributed. The Company may deem and treat the registered holder of this Warrant as the absolute owner hereof (notwithstanding any notation of ownership or other writing hereon made by anyone), for the purpose of any exercise hereof or any distribution to the Holder and for all other purposes, and the Company shall not be affected by any notice to the contrary.

          Section C.  Reservation of Shares.  The Company hereby agrees that at
                      ---------------------
all times there shall be reserved for issuance and delivery upon exercise of this Warrant all shares of its

Common Stock or other shares of capital stock of the Company from time to time issuable upon exercise of this Warrant. All such shares shall be duly authorized and, when issued upon such exercise, shall be validly issued, fully paid and nonassessable, free and clear of all liens, security interests, charges and other encumbrances or restrictions on sale and free and clear of all preemptive rights, except as set forth in the Securities Purchase Agreement.

          Section D.  Transfer of Warrant.  This Warrant may not be transferred
                      -------------------
by the Holder, except as set forth in the Securities Purchase Agreement.
Subject to the foregoing, this Warrant shall inure to the benefit of the successors to the Holder. This Warrant and all rights hereunder, in whole or in part, is registrable at the office or agency of the Company referred to above by the Holder hereof in person or by his duly authorized attorney, upon surrender of this Warrant properly endorsed.

          Section E.  Certain Matters.  The Holder has certain registration
                      ---------------
rights with respect to the Warrant Shares as set forth in the Securities Purchase Agreement. The Warrant Shares are listed on the American Stock Exchange, as set forth in the Securities Purchase Agreement. This Warrant and the Warrant Shares are subject to certain restrictions, as set forth in the Securities Purchase Agreement.

          Section F.  Lost, Mutilated or Missing Warrant.  Upon receipt by the
                      ----------------------------------
Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and (in the case of loss, theft or destruction) of reasonably satisfactory indemnification, and upon surrender and cancellation of this Warrant, if mutilated, the Company, at its expense, shall execute and deliver a new Warrant of like tenor and date.

          Section G.  Rights of the Holder.  The Holder shall not, by virtue
                      --------------------
hereof, be entitled to any rights or subject to any obligation or liability of a stockholder in the Company, either at law or equity, and the rights of the Holder are limited to those expressed in this Warrant.

          Section H.  Adjustments.  The number of shares purchasable hereunder
                      -----------
are subject to adjustment from time to time as follows:

                  (1) Stock Dividend, Split or Subdivision of Shares.  If the
                      ----------------------------------------------
number of shares of Common Stock outstanding at any time after the date hereof is increased by a stock dividend payable to all holders of Common Stock in shares of Common Stock or by a subdivision or split-up of shares of Common Stock, then, following the record date fixed for the determination of holders of Common Stock entitled to receive such stock dividend, subdivision or split-up, the number of shares of Common Stock issuable on exercise of this Warrant shall be increased in proportion to such increase in outstanding shares.

                  (2) Combination of Shares.  If, at any time after the date
                      ---------------------
hereof, the number of shares of Common Stock outstanding is decreased by a combination or consolidation of the outstanding shares of Common Stock, by reclassification, reverse stock split or otherwise, then, following the record date for such combination, the number of shares of Common Stock issuable on exercise of each Warrant shall be decreased in proportion to such decrease in outstanding shares.

                  (3) Calculations.  All calculations under this Section 8 shall
                      ------------
be made to the nearest share.

                  (4) Merger and Consolidation.  If at any time there is a
                      ------------------------
capital reorganization or reclassification of shares of Common Stock, or a merger or consolidation of the Company with or into another corporation where the Company is not the surviving corporation, or the sale of all or substantially all of the Company's properties and assets to any other person, then as part of such reorganization, reclassification, merger, consolidation or sale, lawful provision shall be made so that the Holder shall thereafter be entitled to receive upon exercise of its rights to purchase Common Stock, the number of shares of stock, cash, property or shares of the successor corporation resulting from such merger or consolidation, to which a holder of Common Stock, deliverable upon exercise of the rights to purchase Common Stock hereunder, would have been entitled in such reorganization, reclassification, merger, consolidation or sale if the right to purchase such Common Stock hereunder had been exercised immediately prior to such reorganization, reclassification, merger, consolidation or sale. In any such event, appropriate adjustment shall be made in the application of the provisions of this Warrant with respect to the rights and interests of the Holder after such reorganization, reclassification, merger, consolidation or sale so that the provisions of this Warrant (including the number of shares of Common Stock purchasable pursuant to the terms and conditions of this Warrant) shall be applicable after that event as near as reasonably may be, in relation to any shares deliverable upon the exercise of the Holder's rights to purchase Common Stock pursuant to this Warrant.

                  (5) Certificate as to Adjustments.  Upon the occurrence of
                      -----------------------------
each adjustment or readjustment pursuant to this Section 8, the Company, at its own expense, shall promptly compute such adjustment or readjustment in accordance with the terms hereof and furnish to the Holder a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based. The Company shall, upon the written request at any time of the Holder, furnish or cause to be furnished to the Holder a like certificate setting forth such adjustments and readjustments and the number of shares and the amount, if any of other property that at the time would be received upon the exercise of this Warrant.

          Section I.  No Fractional Shares.  No fractional shares of the
                      --------------------
Company's Common Stock will be issued in connection with any purchase hereunder, and any fractional share shall be rounded to the nearest share.

          Section J.  Notices of Certain Events. In the event:
                      -------------------------

                  (1) the Company authorizes the issuance to all holders of its Common Stock of rights or warrants to subscribe for or purchase shares of its Common Stock or of any other subscription rights or warrants; or

                  (2) of any capital reorganization or reclassification of shares of Common Stock, or of any merger or consolidation of the Company with or into another corporation where the Company is not the surviving corporation, or of the sale of all or substantially all of the Company's properties and assets to any other person; or

                  (3) of the voluntary or involuntary dissolution, liquidation or winding-up of the Company; or

                  (4) any other actions would require an adjustment under
Section 8 hereof;

then the Company will cause to be mailed to the Holder, at least ten days before the applicable record or effective date hereinafter specified, a notice stating
(i) the date as of which the holders of Common Stock of record entitled to receive any such rights or warrants are to be determined, or (ii) the date on which any such reorganization, reclassification, merger, consolidation, sale, dissolution, liquidation or winding-up is expected to become effective, and the date as of which it is expected that holders of Common Stock of record will be entitled to exchange their shares of Common Stock for securities or other property, if any, deliverable upon such reorganization, reclassification, merger, consolidation, sale, dissolution, liquidation or winding-up.

          Section K.  Successors.  All the provisions of this Warrant by or for
                      ----------
the benefit of the Company shall bind and inure to the benefit of its successors and assigns.

          Section L.  Amendments.  The terms and provisions of this Warrant may
                      ----------
not be modified or amended, or any provisions hereof waived, temporarily or permanently, except by written consent of the Company and the Holder hereof.

          Section M.  Notices.  Unless otherwise provided in this Warrant, all
                      -------
notices, requests, consents and other communications hereunder shall be in writing, shall be sent by U.S. Mail or a nationally recognized overnight express courier postage prepaid, and shall be deemed given one day after being so sent, or if delivered by hand shall be deemed given on the date of such delivery to such party, or if sent to such party (in the case of a Holder) at its address in the Warrant Register that will be maintained by the Company or its agent in accordance with Section 2 hereof or (in the case of the Company) at its address set forth in Section 1 hereof, Attention: Chief Financial Officer, or to such other address as is designated by written notice, similarly given to each other party hereto.

          Section N.  Governing Law.  This Warrant shall be governed by and
                      -------------
construed under the laws of the State of Delaware as applied to agreements among Delaware residents entered into and to be performed entirely within Delaware.

          IN WITNESS WHEREOF, the Company has duly caused this Warrant to be duly executed as of the date first set forth above.


                              U.S. BIOSCIENCE, INC.


                              By:
                                 -------------------------------
                                 Title:
                                       -------------------------

                                 PURCHASE FORM
                                 -------------


                                                Dated ____________________, 19__


          The undersigned hereby irrevocably elects to exercise this Warrant to purchase ____ shares of Common Stock and hereby makes payment of $_______________ in payment of the exercise price thereof.


                               [Holder]


                               By
                                 ------------------------------
                                 Name:
                                 Title:

                                                                       EXHIBIT B
                                                                       ---------

                                 U.S. BIOSCIENCE, INC.

                                 OFFICER'S CERTIFICATE
                                 ---------------------


        The undersigned being the _____________ of U.S. Bioscience, Inc., a Delaware corporation ("USB"), pursuant to SECTION 4.1(C) of that certain Stock Purchase Agreement, dated as of [date], by and between USB and the Purchasers (the "Purchase Agreement") does hereby certify that the conditions specified in SECTIONS 4.1(A) and (B) of the Agreement have been fulfilled.

        IN WITNESS WHEREOF, the undersigned has hereunto set his hand this ______ day of ______, 1999.


                            ____________________________________

                            [Title]

                                                                       EXHIBIT C


                    [Morgan, Lewis & Bockius LLP Letterhead]



January __, 1999


To the Purchasers (as defined in
the Securities Purchase Agreement
dated as of January 27, 1999
with U.S. Bioscience, Inc.)


Ladies and Gentlemen:

We have acted as counsel to U.S. Bioscience, Inc., a Delaware corporation (the "Company") in connection with the sale by the Company to you of (i) 2,686,728 shares (the "Shares") of the Company's common stock, par value $.01 per share ("Common Stock") and (ii) Warrants (the "Warrants") for the purchase of up to 537,346 shares of Common Stock, in each case pursuant to the Securities Purchase Agreement, dated as of January 27, 1999 (the "Purchase Agreement"), among the Company and you. This opinion letter is being delivered to you pursuant to
Section 5.1(g) of the Agreement. Terms used herein that are not defined herein shall have the meanings ascribed thereto in the Purchase Agreement.

In arriving at the opinions expressed below, we have examined the Purchase Agreement and the Warrants (together, the "Principal Agreements") and such certificates of public officials, corporate documents and records and other certificates and instruments and have made such other investigations as we have deemed necessary. In addition, we have relied without independent inquiry or verification upon the representations and warranties of the Company set forth in the Agreement and a Secretary's Certificate delivered by the Secretary of the Company contemporaneously with the Closing. We have assumed the requisite power and authority of, and the due authorization, execution and delivery of the Principal Agreements by, the parties to the Principal Agreements other than the Company.

Our opinions expressed below are limited to the Federal laws of the United States of America, the General Corporation Law of the State of Delaware and the laws of the Commonwealth of

Pennsylvania. In rendering our opinions, we have assumed that the Principal Agreements willbe construed in accordance with and will be governed by the internal laws of the Commonwealth of Pennsylvania without reference to choice of law or choice of forum principles.

Based upon and subject to the foregoing, and subject to the exclusions and conditions set forth below, we are of the opinion as of the date hereof that:

             1. The Company is a corporation validly existing and in good standing under the laws of the Commonwealth of Pennsylvania.

             2. The Company has the corporate power and authority to execute, deliver and perform the Principal Agreements and to issue and sell the Shares and the Warrant Shares.

             3. Each of the Principal Agreements has been duly authorized, executed and delivered by the Company and is the legal, valid and binding obligation of the Company, enforceable in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or other laws affecting the enforcement of creditors' rights in general, and except that the enforceability of the Principal Agreements is subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

             4. Each Share has been duly and validly authorized and issued. Upon consummation of the transactions set forth in the Purchase Agreement, each of the Shares will be fully paid and nonassessable.

             5. Each Warrant Share has been duly and validly authorized. Upon proper exercise of a Warrant in accordance with the terms thereof, and proper issuance by the Company of the Warrant Shares issued as a result thereof, such Warrant Shares will be fully paid and nonassessable.

We expressly exclude from our opinions expressed above any opinion regarding the enforceability of any indemnification covenant, any release or covenant not to sue or otherwise not to assert any claim or other right, and any waiver set forth in any Principal Agreement of any claim or other right. In addition, no opinion is expressed with respect to compliance with or the impact of Federal or state securities, anti-trust or tax laws or regulations.

Without our prior written consent, the opinions expressed above may not be published, and such opinions may not be relied upon by you other than in connection with the closing of the transactions under the Purchase Agreement, or relied upon by any other person in connection with any matter or in any manner whatsoever.

Very truly yours,

                                                                       EXHIBIT D
                                                                       ---------

                                  [PURCHASER]

                             OFFICER'S CERTIFICATE
                             ---------------------


        The undersigned being the _____________ of [General Partner], a ___________ corporation and the General Partner of [Purchaser], pursuant to
SECTION 5.1(C) of that certain Stock Purchase Agreement, dated as of [date], by and between U.S. Bioscience, Inc. and the Purchasers (the "Purchase Agreement") does hereby certify that the conditions specified in SECTIONS 5.1(A) and (B) of the Agreement have been fulfilled.

        IN WITNESS WHEREOF, the undersigned has hereunto set his hand this ______ day of ______, 1999.


                            ____________________________________

                            [Title]